© 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. A Bridge to Better Since 1950 Cincinnati Financial Investor Day March 10, 2025

A Bridge to Better Since 1950 Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially due to risks and uncertainties, including those detailed in our various filings with the U.S. Securities and Exchange Commission. The forward-looking information in this presentation has been publicly disclosed, most recently on February 24, 2025, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at investors.cinfin.com.

A Bridge to Better Since 1950 STEVE SPRAY President and CEO

A Bridge to Better Since 1950 Welcome & CEO Overview Panel Discussions Financial Review, Investment Approach, Risk Management Commercial Lines, Excess & Surplus Lines Personal Lines, Life Insurance Operations Panel Participants Q&A Session Business Unit Breakout Q&A

A Bridge to Better Since 1950

A Bridge to Better Since 1950 Successful Strategy Proven Over Time 6 64 Consecutive years of dividend increases P&C Premium Growth 13.0% Value Creation RatioCombined Ratio 96.2%8.0% 15-year CAGR, 3 percentage points better than industry Improved diversification: 98% of 2010 premiums standard commercial or middle market personal; 65% in 2024 15-year annual average15-year average, 4 percentage points better than industry 30+ years of total P&C favorable reserve development on prior accident years Capital strength supports future premium growth

A Bridge to Better Since 1950 Growing Expertise and Products 7 2007 Cincinnati Specialty Underwriters 2011 Predictive Analytics & Risk Management 2014 Cincinnati Private Client 2015 Cincinnati Re 2016 Commercial Lines Key Accounts 2019 Cincinnati Global Underwriters 2020 Cincinnati Specialty Underwriters – PLD 2022 Small Business and Leveraging Lloyd’s

A Bridge to Better Since 1950 Agency Appointments Support Long-Term Growth 8 112 74 81 107 98 117 133 155 145 216 202 40 116 104 69 70 58 59 64 84 102 Avg 2010- 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 All lines Personal only Countrywide Agency Appointments Ohio – first and largest state → 2% share of P&C industry premiums, representing the average if all 50 states were equal size → 13% share of Cincinnati premiums, produced by agents representing 8% of our total agencies

A Bridge to Better Since 1950 Experienced and Motivated Management Team 9 Angie Delaney SVP Sales & Marketing Don Doyle, Jr. SVP Executive Advisor Mike Sewell Chief Financial Officer Will Van Den Heuvel EVP Specialty and Personal Insurance Phil Sandercox SVP Reinsurance Assumed Sean Givler EVP Commercial and Life Insurance Teresa Cracas Chief Risk Officer Steve Soloria Chief Investment Officer Chet Swisher SVP Commercial Lines Roger Brown Chief Operating Officer Cincinnati Life Scott Schuler SVP Personal Lines Dawn Chapel SVP Excess & Surplus Lines Marc Schambow Chief Claims Officer

A Bridge to Better Since 1950 Steve Soloria Chief Investment Officer Finance, Investments and Risk Management 10 Mike Sewell Chief Financial Officer Teresa Cracas Chief Risk Officer

A Bridge to Better Since 1950 5.9% 6.5% 5.0% 0.5% 2.5% 2.9% -20% -10% 0% 10% 20% 30% 40% -2% 0% 2% 4% 6% 8% 10% 12% 14% 2010-14 2015-19 2020-24 Bond Portfolio Gains Equity Portfolio Gains P&C Underwriting Investment Income & Other Operating Results: Key to Improving Value Creation 11 0.5% VCR increase with 1% improvement in combined ratio 0.5% VCR increase with 8% growth in investment income AVERAGE ANNUAL VCR: 11.7% 14.2% 13.0%

A Bridge to Better Since 1950 Capital Management Invest in our insurance business Paying and increasing shareholder dividends Invest relatively more in equity securities Repurchase shares M&A opportunities 12

A Bridge to Better Since 1950 Equity Portfolio Enhances Investment Income and Book Value Growth 5.4% equity portfolio gains contribution to 15-year average annual book value growth  Negative 0.2% contribution from bond portfolio change in unrealized gains plus realized gains 15-year CAGR: 7.2% dividend income; 4.1% interest income 13 $423 $424 $420 $413 $417 $428 $440 $445 $445 $446 $455 $477 $510 $600 $733 $99 $104 $115 $122 $138 $150 $161 $170 $181 $201 $220 $246 $275 $282 $283 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Investment Income Components Interest Dividends ($ in millions)

A Bridge to Better Since 1950 Risk Management and Analytics Enhances Results  Assessment of risk capital is an important part of Enterprise Risk Management  Testing is designed to ensure adequate capital relative to our risk tolerance  Testing also includes modeling to assess risk from catastrophes in business unit plans  Operating plans by unit are adjusted as needed to manage risk at an enterprise level 14

A Bridge to Better Since 1950 Risk Management Review Cycle Risk and pricing actuaries work closely with business units to optimize pricing, growth and other business plan elements Credentialed staff in our predictive analytics teams  121 Actuaries, Modelers and Data Scientists Companywide  54 Credentialed Actuaries  27 Ph.D.s 15 Stochastic Capital Model Allocation of capital to segment, line, territory Development of business and state plans that are projected to meet capital hurdles Allocation of capacity Monitoring and reporting Understanding the Risks CONTINUOUS CYCLE OF COLLABORATION

A Bridge to Better Since 1950 Reserve Adequacy Considerations  Each accident year for commercial casualty has developed favorably except 2019  IBNR at 12 months has increased significantly in recent years  Modest net unfavorable reserve development in aggregate during recent calendar years $26 million in 2024, $15 million in 2023, $25 million in 2022 16 -22.9% -14.2% -6.3% -6.9% -3.6% -1.3% -2.4% -3.3% -1.1% 4.2% -4.7% -1.6% -3.4% -7.2% 48.5% 51.3% 54.5% 45.4% 50.1% 51.5% 51.2% 53.6% 59.3% 65.2% 53.1% 54.6% 61.9% 56.9% 66.5% 43.0% 37.6% 37.9% 33.3% 31.8% 31.5% 32.1% 35.5% 37.8% 39.9% 40.5% 38.7% 43.3% 49.2% 52.5% 24% 29% 34% 39% 44% 49% 54% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Commercial Casualty Loss and ALAE Ratios by Accident Year Est at 12 mos Cumulative development Est at YE'24 IBNR at 12 mos

A Bridge to Better Since 1950 Commercial Lines and Excess & Surplus Lines Insurance 17 Don Doyle, Jr. SVP Executive Advisor Sean Givler EVP Commercial, Sales & Marketing and Life insurance Angie Delaney SVP Sales & Marketing

A Bridge to Better Since 1950 $3,025 $3,122 $3,202 $3,245 $3,410 $3,534 $3,811 $4,159 $4,336 $4,690 88.6% 94.2% 96.4% 95.4% 92.9% 98.3% 83.8% 99.2% 96.2% 93.2% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% (500) 500 1,500 2,500 3,500 4,500 5,500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net written premiums Combined ratio Commercial Lines Profitable Growth Reflects Continuous Improvement 18 ($ in millions) Average CR 93.8% NWP CAGR 4.8%

A Bridge to Better Since 1950 Built for Agency Success 19 Agents → Claims → Commercial Lines → Customer Care Center → Cincinnati Life → Excess & Surplus Lines → Loss Control → Management Liability & Surety → Machinery & Equipment → Personal Lines → Premium Audit Sales & Marketing Field model positions us for strong agency relationships at a local level

A Bridge to Better Since 1950 Segmentation Improves Price Adequacy 20 83% 77% 86% 90% 2016 2017 2018 2019 2020 2021 2022 2023 2024 Commercial Lines Modeled Package Policy Count Retention < 60% PAR >= 100% PAR  Models with predictive analytics identify policies needing relatively higher pricing  Lower retention of least adequately priced business reflects pricing action We retain almost 90% of the most adequately priced policies while driving down retention in our least adequately priced policies.

A Bridge to Better Since 1950 $175 $189 $219 $249 $303 $348 $426 $502 $570 $654 70.0% 67.0% 71.1% 73.5% 81.5% 90.0% 89.5% 90.4% 90.6% 94.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% - 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net written premiums Combined ratio  Combined ratio and premium growth outperform E&S market  12 consecutive years at or below 94% combined ratio (top quartile) E&S Provides Stronger Profit Margin and Growth Opportunities 21 Average CR 81.8% NWP CAGR 15.6% ($ in millions)

A Bridge to Better Since 1950 Our E&S Advantages Only E&S carrier with all business produced by independent agencies No ceding of underwriting authority to brokers, wholesalers or MGAs Relatively low risk profile Excellent spread of risk across classes of business and geography Majority of accounts have a standard market policy with us Underwriters averaging 20+ years experience 22

A Bridge to Better Since 1950 E&S Advantages for Agencies Higher Compensation No wholesale broker involved that requires sharing commission Potential enhancement of profit sharing from Cincinnati Insurance Additional Differentiators Direct access to underwriters through in-house brokerage Direct bill options Most policies issued within a day of binding coverage Same local claims, loss control and field audit representatives support admitted and non-admitted business 23

A Bridge to Better Since 1950 Personal Lines Insurance and Life Insurance Operations 24 Will Van Den Heuvel EVP Specialty and Personal Insurance Roger Brown Chief Operating Officer SVP – Cincinnati Life

A Bridge to Better Since 1950 Personal Lines Profitability Despite Elevated Catastrophe Losses 25 $1,128 $1,198 $1,294 $1,378 $1,435 $1,503 $1,594 $1,831 $2,302 $2,999 101.3% 101.4% 103.0% 101.9% 99.8% 97.1% 94.0% 99.2% 100.4% 97.5% 95.1% 83.6% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 500 1,000 1,500 2,000 2,500 3,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net written premiums Combined ratio Combined ratio excluding catastrophe losses Catastrophe loss ratio average for 2023-24 exceeded 10-year average by 4 percentage points Average CR 99.6% NWP CAGR 10.9% ($ in millions)

A Bridge to Better Since 1950 Diversification by Geography and Product Improved Profitability 26 Diversified and balanced portfolio helps mitigate volatile catastrophe effects • One of the few companies to offer solutions for middle market and high net worth customers • High net worth property risk volatility effect reduced by different loss patterns for coverages such as fine art, collector car, higher limit umbrella and more stable middle market auto • 62% of premiums in 10 largest states, down 17 percentage points from 10 years ago • Expansion into 15 additional states in the last 10 years (active in 45 states) Other actions to improve performance • E&S coverage for homes in high catastrophe areas • Significant rate increases and tighter terms and conditions • New underwriting company with heavy investment in analytics and rating sophistication Combined ratio 5-year average excluding catastrophe losses improved 9 points

A Bridge to Better Since 1950 Agencies Benefit from Broad Personal Lines Appetite Our unique agency- centric strategy provides significant advantages • Fewer agents; deeper relationships means better and more consistent service • Transparent and trusted partner with financial strength to provide stability and capacity • Low operating expenses allows us to pay our agents more while keeping prices competitive Strong value proposition for clients • Broad and comprehensive products and services tailored to each segment • Excellent claims service to differentiate us from commodity driven carriers • Among the three largest high net worth insurance providers Cincinnati’s mix of personal lines premiums • 57% private client; 43% middle market • E&S homeowner equals 10% of private client (16% of private client homeowner premiums) 27

A Bridge to Better Since 1950 Life Insurance Segment Diversifies Risk and Benefits Agencies 28 Average contribution to operating income over past 10 years:  8% for Cincinnati Life (ranging from 5% to 10%)  32% for property casualty (ranging from 16% to 54%) $41 $43 $40 $52 $43 $53 $58 $67 $82 $97 7% 8% 9% 9% 6% 10% 5% 10% 9% 8% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 20 30 40 50 60 70 80 90 100 110 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Life operating income % of consolidated operating income ($ in millions) Operating Income CAGR 10.4%

A Bridge to Better Since 1950 Life Insurance Tailored to Agency Needs 29 Life Rapid Review Process  82% of our property casualty agency relationships offer Cincinnati Life products  Life insurance and annuity products are attractive to agencies - Term life insurance focus tends to be easier for agents to explain - Meets wide range of client needs and sophistication - Worksite products help businesses conveniently offer life insurance to employees  Life concierge teams and local field representative - Example: >50% of underwriting decisions are now delivered within 24 hours of interview

A Bridge to Better Since 1950 30 Q&A Session Contact dennis_mcdaniel@cinfin.com with additional questions or for more information